McMoRan Exploration Co.

nyse:MMR



2nd Quarter 2003 Conference Call

James R. Moffett
Co-Chairman of the Board

Richard C. Adkerson
Co-Chairman of the Board
CEO & President

July 22, 2003

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries; plans for oil and gas exploration, development and production activities; anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration costs; and the potential Main Pass Energy Hub™ project and expected near-term funding of the related permitting process. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ project and the ability to obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2002.

Investment Highlights

- **McMoRan is Uniquely Positioned to Benefit From Favorable Natural Gas Market Fundamentals**

- **Two Significant Natural Gas Growth Avenues**
  1) **High Potential "Deep Shelf" E&P Opportunities**
     - Substantial Value in Two Recent "Deep Shelf" Discoveries
     - High Potential Prospect Inventory
  2) **Potential For Major New LNG Import Terminal**
     - Main Pass Energy Hub™
     - McMoRan Has First Mover Advantage

- **Investment Offers Attractive Risk/Reward Profile**
  - Significant Value in Existing Assets With Substantial Upside Opportunities

Recent Financing Transaction

- **$130 Million Convertible Senior Notes Closed on July 2, 2003**
  - 6.0% Annual Interest Rate
  - Notes Due July 2008
  - Convertible Into McMoRan Common Stock at $14.25 per Share (25% Premium)
  - Escrowed First 3 Years of Interest Payments

- **Additional Capital Enhances McMoRan's Ability to Participate and Retain Greater Ownership Interests in These Opportunities**

- **Financial Flexibility Allows McMoRan to Capitalize on Recent Success**

McMoRan Balance Sheet

($ in millions)

	@ 6/30/03	Proforma @ 6/30/03
Assets		
Cash	$ 4.2	$104.3
Escrow	--	22.9
Other Current Assets	6.5	6.5
PP&E	35.6	35.6
Other Assets	4.2	11.2
Total Assets	$50.5	$180.5
Liabilities/Stockholders Equity		
Current Liabilities	$12.8	$ 12.8
Sulphur Reclamation	11.3	11.3
Oil & Gas Reclamation	7.4	7.4
Other Liabilities	40.5	40.5
Convertible Senior Notes	--	130.0
Convertible Preferred Stock	31.2	31.2
Stockholders Deficit	(52.7)	(52.7)
Total Liabilities & Stockholders Equity	$50.5	$180.5

Use of Proceeds

- Pursue Drilling Opportunities On Our Near Term Prospects
- Potential Exploratory/Development Funding for JB Mountain and Mound Point Upon Reversion
- Consider Possible Opportunities to Acquire Oil and Gas Property Interests
- Determine Feasibility/Provide Minimum Liquidity Needs for Main Pass Energy Hub™
- Other General Corporate Purposes and Working Capital Requirements, Including Interest Escrow

JB Mountain/Mound Point High Potential – Further Delineation Required

- Drilling at JB Mountain and Mound Point Discovered Multiple Productive Zones and Existence of Significant Hydrocarbons
- Data Available to Date Involving Two Massive Structures on Large Acreage Position Indicates Potentially Hugh Productive Reservoirs with Capacity to Produce at High Flow Rates
- Initial Production at JB Mountain Commenced in June; Initially, Will be Limited by Facilities
- Initial Production at Mound Point Expected in Third Quarter 2003
- Significant Drilling Required to Determine Extent of Production and the Production Capacity
- At Present, it is Impracticable to Estimate Ultimate Reserves or Production Rates
- Model Results Have Been Prepared to Illustrate Potential

JB Mountain/Mound Point Potential Net Revenues & Production Profile Following Development – Model Results


MMR Net Revenue Per Year After Payout (3)
(in millions)
$500
$400
$300
$200
$100
$0
100 mmcfe/day
50 mmcfe/day
$497
$380
$248
$131
$248
$190
$124
$66

# of Wells (1)	*5 Wells*	*10 Wells*	*15 Wells*	*20 Wells*
Time to Payout in years (2)	*1.7 – 3.4*	*0.9 – 1.8*	*0.6 – 1.2*	*0.5 – 0.9*
MMR Net Flow Rate after payout mmcfe/d	*40 – 80*	*75 – 150*	*115 – 230*	*150 - 300*

(1) Assumes 50% of wells attributable to JB Mountain NRI and 50% attributable to Mound Point NRI

(2) Payout of 100 Bcfe production net to El Paso from period of time when all wells on line

(3) Assumes $5 Gas and 50¢ LOE; each $1.00/mcf change in prices would impact potential net revenues by $15mm - $55mm (5-20 wells, respectively) in the 50mmcfe/day cases by $30-$100mm (5-20 wells) in the 100mmcfe/day cases

NOTE: This model is based on events that have not yet occurred. See cautionary statement.

Near-Term Exploration Prospects

Prospect	Water Depth	WI	NRI	True Vertical Depth	Gross Unrisked Potential	Net Unrisked Potential
South Marsh Island 223						
JB Mountain	10'	55.0%	38.8%	22,000'	1.9 Tcfe	0.7 Tcfe
La. State Lease 340						
Mound Point - #2 Offset	6'	30.4%	21.6%	18,700'	0.4 Tcfe	0.1 Tcfe
Mound Point - Horst Block	10'	30.4%	22.7%	20,000'	1.3 Tcfe	0.3 Tcfe
Mound Point West Fault Block	10'	30.4%	22.0%	20,000'	1.1 Tcfe	0.2 Tcfe
			MMR/EP Program		*4.7 Tcfe*	*1.4 Tcfe*
			McMoRan Share			*0.6 Tcfe*
South Marsh Island 217						
Hurricane (JB Mountain Intermediate)*	10'	27.5%	19.4%	16,500'	1.2 Tcfe	0.2 Tcfe
South Marsh Island 183						
Blackhawk	360'	100/70%	56.2%	17,000'	1.2 Tcfe	0.7 Tcfe
Eugene Island 211/212						
Phoenix	100'	33.3%	23.4%	22,000'	0.3 Tcfe	0.1 Tcfe
Vermilion 208						
Lombardi Deep	115'	75.0%	60.3%	19,000'	0.35 Tcfe	0.2 Tcfe
Eugene Island 193						
Deep Tern Miocene	90'	53.4%	42.3%	20,000'	0.1 Tcfe	0.06 Tcfe
Garden Banks 537/580/625						
Raven/Gunnison	2,300'	100.0%	76.4%	18,500'	0.35 Tcfe	0.3 Tcfe
Eugene Island 97/108						
Thunderbolt Intermediate	32'	40.0%	28.8%	18,500'	0.07 Tcfe	0.02 Tcfe
			Gross Unrisked Potential		*8.3 Tcfe*	
			Net Unrisked Potential			*2.2 Tcfe*

** Subject to certain elections*

Main Pass Energy Hub™


Potential NGL Fractionation
LPG
Potential
NGL/LPG Liquids
Storage Caverns
Offloading and LNG
Vaporization Facilities
(Potential NGL Recovery Plant)
LNG Surface
Storage
CNG
LNG/CNG
Ship Mooring
Quarters, Shop,
Warehouse
CNG
Shuttle SPB
Power Generation
Compression
Gas Storage Wells
Injection Wells
Main Pass Energy Hub™
Deepwater Natural Gas Port
Conceptual View
Cuttings
OSV
Natural Gas
Storage Caverns

Main Pass Energy Hub™ Platforms



Additional Capital Cost : ~$500 Million*

* Order of magnitude based on conceptual design; detailed design estimates being prepared.

Soft Berth™ Compliant Mooring System



Soft Berth™
(Patent Pending)
Main Pass Energy Hub™
Deepwater Port
LNG Carrier Offloading
Conceptual View
Main Pass Energy Hub™

Main Pass Deep Water Natural Gas Port



- 7 Million Metric Tons Per Year
- 350 Bcf/Year Throughput
- 1.5 Bcfd Deliverability From Storage
- 3.1 Bcfd Peak Deliverablity
- 28 Bcf Cavern Storage Initially, With Capacity to Expand Significantly
- 60,000 Cu Meter Surface LNG Storage
- Ability to Unload Carrier in 24 Hours

Potential LNG Terminal Economics

Current Economics of LNG Imports

1 Bcf/day Scenario

Exploration & Production		Liquefaction Facilities		Shipping		LNG Receiving/ Regasification
$0.50 - $1.00/mcf	+	$0.80 - $1.00/mcf	+	$0.90 - $1.10/mcf	+	$0.30 - $0.40/mcf

Total: $2.50 - $3.50/mcf

NOTE: Includes cash costs plus capital recovery economics (20 years @ 10%)

Source: Industry Data

- First Movers Should Capture Premium Value for Capacity
  - Based on Pricing of $5/mcf, There is $1.50-$2.50/mcf of Incremental Margin to Capture
- Potential Margins For 1 Bcfe/day Facility(1)

Assumed % of "Incremental" Margin(2)	Implied Terminal Margin(3)	Potential Annual Margins (in mms)	Potential Value at 6x Multiple (in mms)
12.5%	$0.25/mcf	$88mm	$528
25%	$0.50/mcf	$175mm	$1,050
50%	$1.00/mcf	$350mm	$2,100

(1) Assumes 350 Bcfe per year
(2) McMoRan's share of revenues would depend upon ownership interests retained in the facility
(3) Using $2/mcf midpoint of total incremental margin

Main Pass LNG Project – Competitive Analysis

- First Mover Advantage
  - Existing Facilities with Substantial Infrastructure in Place
  - Potential to be Up and Running Within 3 Years, Positioning to be One of the First Offshore

Potential Timing of LNG Terminal at Main Pass*

12/31/03	1Q 04	12/31/04	2Q 05	Mid 2006
• Application Completed and Accepted • Continue Engineering & Design	• Basic Engineering Completed	• Governmental Approval Received	• Facility Available to Accept Regas Ships	• Facility Fully Operational

- Superior Offshore Location
  - Significant Permitting Advantage
  - Eliminates Security Issues Faced by Onshore Facilities
  - Deep Water Port Near Major Shipping Lanes
  - Leading Access to Largest U.S. Natural Gas Markets
  - Located Near Major U.S. Interstate Pipelines
  - Important Ability to Deliver to Henry Hub and Other Strategic Locations
- Limited Technology Risk - Design Includes All Conventional LNG Equipment
- Significant Cost Advantage for Facility and Suppliers
  - Existing Facilities Include Platforms and Salt Dome Storage
  - Shorter Shipping Time Than Onshore Facilities

* *CAUTIONARY NOTE: Assumes licensing activities, engineering, design, commercial arrangements and related procurement are successfully undertaken in parallel to expedite schedule. The assumptions on which this timeline is based are subject to uncertainties which may significantly alter the timing.*

Management Team's Experience Includes Major World Class Development Projects Around the World



Explorationists

- Discovered Over 3 Tcfe in Gulf of Mexico
- Discovered North America's Largest Sulphur Reserve
- Discovered World's Largest Copper and Gold Deposits

Developers

- One of the Gulf of Mexico's Most Active Operators in the 1980's; Installed Over 65 Platforms
- Developed Largest Production Facility in the Gulf of Mexico - $1 Billion Project
- Developed Largest Copper and Gold Mine in Remote Location - $5 Billion Project

Corporate Development Expertise

- Successful Track Record in Negotiating Contracts with Host Governments and Natural Resource Companies
- Significant Financing Experience
- Positive Relationships in Petroleum, Minerals and Fertilizer Industries

Completed Multiple Multi-Billion Dollar Projects On Time and Under Budget

Summary

- **Unique Opportunity to Invest in Developing Trends in Natural Gas Industry**
  - **McMoRan is a Pioneer in Deep Shelf Play and Can Potentially be a Leader With Offshore LNG Terminal**
- **Significant Potential for Near-term Value Accretion Relative to Current Market Capitalization**
  1) **Recent Drilling Success with Substantial Follow-on Opportunities at OCS 310 and SL340 Area Plus Large Exploratory Acreage Position**
  2) **Substantial Value Potentially Achievable From Offshore LNG Port Concept**
- **Alignment of Management and Shareholders**
  - **Directors & Executive Officers Own 15.2% of Outstanding Stock**